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                                                                    Exhibit 3.21

                            CERTIFICATE OF FORMATION
                                       OF
                     ALLIANT SPACE AND STRATEGIC SYSTEMS LLC

            This Certificate of Formation of Alliant Space and Strategic Systems LLC (the "Company") is executed and filed by the undersigned, as authorized person, to form a limited liability company under the Delaware Limited Liability Company Act (the "Act").

            1. The name of the Company is Alliant Space and Strategic Systems
LLC.

            2. The address of the registered office of the Company in the State of Delaware is The Corporation Trust Company, located at Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.

            3. The name and address of the registered agent for service of process on the Company in the State of Delaware is The Corporation Trust Company, located at Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.

            IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation this 11th day of March, 1999.


                                        /s/ Charles H. Gauck
                                        ----------------------------------------
                                        Charles H. Gauck


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                            CERTIFICATE OF AMENDMENT

                                       OF

                     ALLIANT SPACE AND STRATEGIC SYSTEMS LLC







      1. The name of the limited liability company is Alliant Space and Strategic Systems LLC.

      2. The Certificate of Formation of the limited liability company is hereby amended as follows:



      Paragraph 1 is amended to read as follows:

             "1. The name of the Company is Alliant Aerospace Company LLC."







      IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of Alliant Space and Strategic Systems LLC this 24th day of March, 1999.


                                    /s/ Charles H. Gauck
                                    --------------------------------------
                                    Charles H. Gauck, Secretary of Sole
                                    Member, Alliant Strategic Techsystems Inc.



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                            CERTIFICATE OF AMENDMENT

                                       OF

                          ALLIANT AEROSPACE COMPANY LLC






      1. The name of the limited liability company is Alliant Aerospace Company LLC.

      2. The Certificate of Formation of the limited liability company is hereby amended as follows:

      Paragraph 1 is amended to read as follows:

             "1. The name of the Company is Alliant Propulsion and Composites LLC."



      IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of Alliant Aerospace Company LLC this 4th day of May, 1999.



                                      /s/ Charles H. Gauck
                                      --------------------------------------
                                      Charles H. Gauck, Vice President and
                                      Secretary